Exhibit 10.20

                                 LEASE AGREEMENT

                        CONIFER PRINCE STREET ASSOCIATES
                                46 PRINCE STREET

         AGREEMENT, made on the 22nd day of February , l995, by and between CONIFER PRINCE STREET ASSOCIATES, a Limited Partnership organized and existing under the laws of the State of New York, 46 Prince Street, Rochester, New York ("LANDLORD") and DSMI CORPORATION ("TENANT").

         WITNESSETH: That the Landlord does hereby let and demise to Tenant and Tenant does take from the Landlord, the premises outlined on the floor plan designated Exhibit "A" attached hereto, being 3,573 square feet of the 1st floor of the three story building known as , 46 Prince Street, Rochester, New York (hereinafter called the "Building") together with 10 parking spaces.

l.       TERM

         a.) The lease term shall be for a period of two years commencing on March 1, l995 and terminating on February 28, 1997 the "Lease Term").

         b.) Tenant shall have a one-time right to extend the Term of this Lease Agreement for a period of three additional and consecutive years. To be effective, Tenant must not be in default of any of its lease obligations. Furthermore, Tenant must provide Landlord with at least 180 days prior written notice stating its intention to exercise this extension option. With the exception of Rental all other provisions of this Lease Agreement shall remain unchanged.

         Should Tenant exercise its extension option the Base Rent during such period shall be as follows:

              TERM                          $ per sq. ft.    Annual Base Rent
         --------------                     -------------    ----------------
         3/1/97-2/28/98                        $13.50            $48,235.50
         3/1/98-2/28/99                        $14.00            $50,022.00
         3/1/99-2/28/00                        $14.50            $51,808.50

2.       RENTAL

         The Base Rent during the initial year of the Lease Term shall be $12.50 per square foot per annum. The Base Rent shall be increased by $.50 per annum per square foot effective March 1, l996 and again upon Tenants exercise of its extension period, as stated above. Refer to Schedule A for details of Annual and Monthly rent amounts due during the initial term.

         a) The Base Rent will be payable in twelve equal monthly installments due without demand at its office at 46 Prince Street, on the first day of each month. Rent for partial months shall be pro-rated based on the number of days occupied by Tenant, due and payable on the first day of tenancy. A penalty of $50.00 will be imposed for rent received after the 10th day of each month.

         b) Tenant shall pay, as additional rent, all electric costs for the leased premises, calculated as follows:

         Heating and Air Conditioning - The air conditioning units serving the leased premises shall be individually gauged. The actual heating and cooling costs of the air conditioning units will be calculated by multiplying the actual electric bill to Landlord by a fraction, the numerator of which is calculated kilowatt hours used by the air conditioning unit serving the leased premises for the billing period and the denominator of which is the total kilowatt hours billed to Landlord for the same period.

         In the event the leased premises is less than the total area served by an air conditioning unit, then tenant shall pay a pro rata share of the cost of heat and air cooling based upon the percentage of the area served by the air conditioning unit which is occupied by Tenant. That percentage shall be agreed upon at execution of the lease and set forth on Schedule A hereto.

         Other Electric - The remaining electric cost for the building will be calculated by deducting the total heating cost from the total electric bill. Tenants share of the bill will be the electric cost multiplied by a fraction, the numerator of which is the square footage covered by the Lease and the denominator of which is the total rental square footage of the building occupied during the applicable billing period as set forth in Schedule A hereto.

         c) The additional rent payment for electricity will be calculated and billed by Landlord to Tenant, due and payable on the first day of the month following receipt of the bill by Tenant.

         d) Tenant shall pay as additional rent its proportionate share of increases in property liability insurance premiums over a base year of 1995 and real property taxes, assessments or government levies in lieu of taxes over a base year of 1995 for City School and 1995 for County as set out on Schedule A.

3.       SECURITY DEPOSIT

     Tenant has this day deposited with Landlord the sum of $3,638.54 (the "Security Deposit") as security for the full and faithful performance of Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed. The Security Deposit may be commingled with other funds and assets of Landlord and it shall be returned to Tenant after the time fixed as the expiration of the Term, provided Tenant has duly and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale of the Premises subject to this Lease, Landlord shall have the right to transfer the Security Deposit to the vendee for the benefit of Tenant and Landlord shall be considered released by Tenant from all liability for the return of the Security Deposit, and Tenant agrees to look to the new Landlord solely for the return of the Security Deposit and it is agreed that this shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Provided Tenant has not defaulted on its lease obligations during the initial twelve months of the Term of the Lease, Landlord shall refund Tenants' Security Deposit prior to the completion of the 13th month of said Term.



4.       DELAYS

         If Landlord is unable to give possession of the premises on the date of commencement of the term of this Lease by reason of the holding over of any Tenant or occupant, or because construction, repairs, or improvements which are Landlord's responsibility are not completed, rent shall abate for the period that possession by Tenant is delayed. If such delay shall continue for more than sixty (60) days, then Tenant may, within thirty (30) days after the expiration of said sixty (60) day period, give Landlord a notice of election to terminate this lease. Unless possession of the premises shall sooner be made available to Tenant, this Lease shall terminate on the 30th day after the giving of such notice and Landlord shall return to Tenant the consideration paid and Landlord shall have no obligation to Tenant for failure to give possession except as provided above.

         In the event Tenant delays in providing Landlord with all necessary information required for Landlord to construct tenant improvements, then Landlord shall be entitled to an extension of time to complete such improvements and rent shall not abate during such extension of time.

5.       SERVICES

         Landlord agrees to furnish electricity for usual office requirements.

         Landlord agrees to furnish heat in the leased premises adequate and reasonable for the business use of premises and through the heating system and air cooling to the leased premises. Landlord agrees to provide the additional services set forth on Schedule B attached hereto, subject to the rules, regulations and limitations set forth herein.

         Prior to Tenant's occupancy of the demised premises, anticipated to take place March 1, 1995, Landlord shall shampoo the entire carpet within said space as well as repaint the suite in a color to be selected by Tenant.

         With the exception of those modifications to the existing floor plan of the demised premises, the space is leased to Tenant in an "as-is" basis.

6.       USE AND OCCUPANCY

         Tenant shall use and occupy the premises for the business and professional office purposes set forth on Schedule C attached hereto, and for no other use or purpose.

7.       CARE AND REPAIR OF PREMISES

         Tenant shall commit no act of waste and shall take good care of the premises and the fixtures and appurtenances therein and shall, in the use and occupancy of the premises, conform to all laws, orders, and regulations of the Federal, State, and municipal governments or any of their departments.

         Landlord shall make all necessary repairs to the premises, except where the repair has been made necessary by misuse or neglect by Tenant or Tenant's agents, servants, visitors, or licensee.

         All improvements made by Tenant to the premises which are so attached to the premises that they cannot be removed without material injury to the premises, shall become the property of Landlord upon installation.

         Not later than the last day of the Lease Term, Tenant shall, at Tenant's expense, remove all of Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including trade fixtures, cabinetwork, movable paneling, partitions, and the like, repair all injury done by or in connection with the installation or removal of said property or improvements, and surrender the premises broom clean in as good condition as they were at the beginning of the term, reasonable wear, and damage by fire, the elements, casualty, or other causes not due to the misuse of neglect of Tenant or Tenant's agents, servants, visitors, or licensees, excepted. All property of Tenant remaining on the premises after the last day of the term of this Lease shall be deemed abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal.

         Landlord may have any such property stored at Tenant's risk and expense. Any alternative, additions, or improvements to the premises shall be only with Landlord's prior written consent.

         Tenant shall not, without first obtaining the written consent of Landlord, abandon the premises, or allow the premises to become vacant or deserted.

8.       ASSIGNMENT OR SUBLEASE

         Tenant shall not, without first obtaining the written consent of Landlord, assign, mortgage, pledge, or encumber this Lease, in whole or in part, or sublet the premises or any part thereof and Landlord will not unreasonably withhold assignment of this lease.


         Any subletting of the premises shall be further subject to the written consent of the University of Rochester, pursuant to certain restrictive covenants in the deed of transfer of the premises to Landlord. This covenant shall be binding upon the legal representatives of Tenant, and upon every person to whom Tenant's interest under this Lease passes by operation by law.

9.       COMPLIANCE WITH RULES AND REGULATIONS

         Tenant shall observe and comply with the rules and regulations hereinafter set forth, which are made a part hereof, and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to the Tenant, for the safety, care and cleanliness of the building and the comfort, quiet, and convenience of other occupants of the building.

         Tenant shall comply will all present and future laws, ordinances, rules, regulations, or governmental or quasi-governmental directives (including without limitation those requirements of the Occupational Safety and Health Administration that relate to the Premises) regarding the indoor air quality of the Premises and the maintenance of any heating, ventilating, and air-conditioning equipment or system for which the Tenant is responsible pursuant to this Lease.



10.      COMPLIANCE WITH ENVIRONMENTAL RULES AND REGULATIONS

"Environmental Laws" mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the Environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state and local governmental agencies and authorities with respect thereto.

"Hazardous Substance" means, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 2601, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and the regulations promulgated thereunder.

"Environmental Permits" mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable

Environmental Law in connection with the ownership, use and/or operation of the Premises for the storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances or the sale, transfer or conveyance of the Premises.

1. Lessee shall keep, and shall cause all operators, licensees and occupants of the Premises to keep the Premises free of all Hazardous Substances and shall not cause or permit the Premises or any part thereof to be used for the storage, treatment, generations, transportation, processing, handling, production or disposal of any Hazardous Substances.

2. Lessee shall comply with, and shall cause all operators, licensees and occupants of the Premises to comply with all applicable Environmental Laws and shall obtain and comply with, and shall cause all operators, tenants, subtenants, licensees and occupants of the Premises to obtain and comply with all Environmental Permits.

3. Lessee shall not cause or permit any change to be made in the present or intended use of the Premises which would (i) involve the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance or the use of the Premises as a landfill or other waste disposal site or for military, manufacturing or industrial purposes or for the storage of petroleum or petroleum based products, (ii) violate any applicable Environmental Law, (iii) constitute non-compliance with any Environmental Permit of (iv) increase the risk of a release of any Hazardous Substance.

11.      DAMAGE TO BUILDING

         If the building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed fifty percent (50%) of the replacement value of the building just prior to the occurrence of the damage, then Landlord may, no later than the 30th day following the damage, give Tenant a notice of election to terminate this Lease. In such event, this Lease shall be deemed to terminate on the 30th day after the giving of said notice, and Tenant shall surrender possession of the premises within a reasonable time thereafter, and the rent, and any additional rent, shall be apportioned as of the date of said surrender and any rent paid for any period beyond said date shall be refunded to Tenant.

         If the cost of restoration, as estimated by Landlord, shall amount to less than fifty percent (50%) of said replacement value of the building, or if, despite the cost, Landlord does not elect to terminate this Lease, Landlord shall restore the building and the premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments between Landlord and his insurance carrier, and Tenant shall have no right to terminate this lease except as herein provided. Landlord need not restore fixtures and improvements owned by Tenant. In any case in which use of the premises is affected by any damage to the building, there shall be either an abatement or an equitable reduction in rent depending on the period for which and the extent to which the premises are not reasonably usable for the purpose for which they are leased hereunder. The words "restoration" and "restore" as used in this Paragraph 9 shall include repairs.

         If damage results from the fault of the Tenant, or Tenant's agents, servants, visitors, or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of such rent.

         If more than 25 per cent of the premises leased by Tenant are rendered untenantable and Landlord fails to restore said premises to a tenantable condition within ten (10) days, then and in such event Tenant may cancel this lease on notice to Landlord.

12.      WAIVERS OF SUBROGATION

         Notwithstanding the provisions of Paragraph 9 of this Lease, in the event of loss or damage to the building, the premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party; and, to the extent possible without additional cost, each party shall obtain, for each policy of such insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of such insurance, and each party, to the extent permitted, for itself and its insurers waives all such insured claims against the other party. The provisions of this paragraph shall apply only upon the delivery by each party to the other of an effective endorsement to this policy of insurance waiving subrogation and to the extent therein permitted.

13.      CONDEMNATION - TOTAL TAKING

         If the leased premises or any part thereof are taken by eminent domain, this Lease shall terminate on the date when title vests pursuant to such taking. The rent, or any additional rent, shall be apportioned as of such terminate date and any rent paid for any period beyond said date shall be repaid to Tenant.

         Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, except that Tenant reserves the right to assert claim against the condemning authority for the cost of removal and relocation.


14.      LESSOR'S REMEDIES IN DEFAULT

         If Tenant defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Landlord may give Tenant notice of such default and if Tenant does not cure any rent, or additional rent default within five (5) days, or other default, within twenty (20) days, after the giving of such notice, or if such other default is of such nature that it cannot be completely cured within such period, if Tenant does not commence such curing within such twenty (20) days and thereafter proceed with reasonable diligence and in good faith to cure such default, then Landlord may terminate this Lease on not less than five (5) days' notice to Tenant, and on the date specified in said notice the term of this Lease shall terminate, and Tenant shall then quit and surrender the premises to Landlord, but Tenant shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Landlord, Landlord may at any time thereafter resume possession of the premises by any lawful means and remove tenant or other occupants and their effects.

         In the event that the relation of Landlord and Tenant may cease or terminate by reason of the re-entry of Landlord under the terms and covenants contained in this Lease or by the ejectment of Tenant by summary proceedings or otherwise, or after the abandonment of the Premises by Tenant, it is hereby agreed that, at Landlord's option, either (a) the remaining rent to be paid by Tenant for the term subsequent to the re-entry of Landlord shall accelerate and become immediately due and payable, or (b) Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by Landlord, and Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by Landlord during the remainder of the unexpired Term, such difference or deficiency between the rent herein reserved and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired Term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any wan connected with this Lease, Tenant's use or occupancy of Premises, and/or any claim of injury or damage. The Tenant's obligation to pay the rent accruing or to accrue after Landlord's re-entry shall survive the termination of this Lease and Landlord's reletting of the Premises, subject to the credits for collected rent, if any, as herein set forth.

15.      DEFICIENCY

         In any case where Landlord has recovered possession of the premises by reason of Tenant's default, Landlord may, at Landlord's option, occupy the premises or cause the premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the premises or any part thereof as agent of Tenant, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the cost and expenses of performance of the covenants of Tenant as herein provided.

         Tenant agrees in any such case, whether or not Landlord has relet, to pay to Landlord damages equal to the rent and other sums herein agreed to be paid by Tenant, less the net proceeds of reletting, if any, as ascertained from time to time, and the same shall be payable by Tenant on the several rent days above specified.

         In reletting the premises as aforesaid, Landlord may grant rent concessions, and Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Landlord elects, pursuant hereto, actually to occupy and use the premises or any part thereof during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Tenant's obligation for rent or damages as herein defined, during the period of Tenant's occupancy, the reasonable value for such occupancy, not to exceed in any event the rent herein reserved and such occupancy shall not be construed as a relief of Tenant's liability hereunder.

         Tenant hereby waives all right of redemption to which Tenant or any person claiming under Tenant might be entitled by any law now or hereafter in force.

         Landlord's remedies hereunder are in addition to any remedy allowed by law.

16.      SECURITY INTEREST

         Landlord, subordinate to financial or lending institutions, shall have a security interest and first lien paramount to all other on every right and interest of Tenant in and of this Lease, on any building or improvement on or hereafter placed on the leased property, and on all furnishings, equipment, fixtures, or other personal property of any kind belonging to Tenant, or the Tenant's equity therein, on the leased property. The security interest and lien are granted for the purposes of securing payment of rents, taxes, assessments, charges, liens, penalties, and damages, and of securing the performance of all of Tenant's obligations under this Lease. The security interest and lien shall be in addition to all other rights granted to Landlord under present or future laws of this state.

17.      NO WAIVER OF COVENANTS OR CONDITIONS

         The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition, or option in any other instance. This Lease cannot be changed or terminated orally.


18.      COLLECTION OF RENT FROM ANY OCCUPANT

         If the premises are sublet or occupied by anyone other than Tenant and Tenant is in default hereunder, or if this lease is assigned by Tenant, Landlord may collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent therein reserved. No such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of such assignee, subtenant, or occupant as Tenant, or a release of Tenant from further performance of the covenants herein contained.

19.      SUBORDINATION OF LEASE

         This lease shall be subject and subordinate to all underlying leases and mortgages and trust deeds which may now or hereafter affect such leases or the real property of which the premises form a part, and also to all renewals, modifications, consolidations, and replacements of said underlying leases, mortgages, and trust deeds. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this lease as may be desired by the holders of said mortgages and trust deeds or by any of the Landlords under any such underlying leases. Tenant hereby appoints Landlord attorney in fact, irrevocably, to execute and deliver any such instrument for Tenant.

20.      RIGHT TO-CURE TENANT'S BREACH

         If Tenant breaches any covenant or condition of this Lease, Landlord may, after giving Tenant twenty days notice of the covenant or condition claimed to have been breached, and upon Tenant's failure to cure the same, (except that no notice need be given in case of emergency) cure such breach at the expense of Tenant and the reasonable amount of all expenses, including attorney's fees, incurred by Landlord in so doing (whether paid by Landlord or not) shall be deemed additional rent payable on demand.

21.      MECHANIC'S LIENS

         Tenant shall within ten (10) days after notice from Landlord discharge any mechanics' liens for material or labor claimed to have been furnished to the premises on Tenant's behalf.

22.      NOTICES

         Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered or certified mail in a postpaid envelope addressed; if to Tenant, at the above described building; if to Landlord, at Landlord's address as set forth above; or, to either, at such other address as Tenant or Landlord, respectively, may designate in writing.

23.      RIGHT TO INSPECT AND REPAIR

         Landlord may, but shall not, except as required by provisions of Paragraph 6, be obligated to, enter the premises at any reasonable times, on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements, or addition in, to, on or about the premises or the building, as Landlord deems necessary or desirable. Tenant shall have no claim or cause of action against Landlord by reason thereof except as provided in Paragraph 25 hereof.

24.      INTERRUPTION OF SERVICES OR USE

         Interruption or curtailment of any service maintained in the building, if caused by strikes, mechanical difficulties, or any causes beyond Landlord's control whether similar or dissimilar to those enumerated, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, and shall not constitute constructive or partial eviction, unless Landlord fails to take such measures as may be reasonable in the circumstances to restore the service without undue delay.

25.      CONDITIONS OF LESSOR'S LIABILITY

         Tenant shall not be entitled to claim a constructive eviction from the premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise hereto, and, if the complaints be justified, unless Landlord shall have failed within a reasonable time after receipt of such notice to remedy such conditions.

26.      RIGHT TO SHOW PREMISES

         Landlord may show the premises to prospective purchasers and mortgagees and, during the six (6) months prior to termination of this lease, to prospective tenants, during business hours on reasonable notice to Tenant.

27.      NO OTHER REPRESENTATIONS

         No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some further writing signed by the party making such representations or promises.

28.      QUIET ENJOYMENT

         Landlord covenants that if, and so long as, Tenant pays the rent, and any additional rent as herein provided, and performs the covenants hereof, Tenant shall peaceably and quietly have, hold, and enjoy the premises for the term herein mentioned, subject to the provisions of this Lease.

29.      TENANT'S ESTOPPEL

         Tenant shall, from time to time, on not less than ten (10) days' prior written request by Landlord, execute, acknowledge, and deliver to Landlord a written statement certifying that the Lease is unmodified and in full force and effect, and that the Lease is in full force and effect as modified and listing the instruments or modification; the dates to which the rents and other charges have been paid; and whether or not to the best of Tenant's knowledge Landlord is in default hereunder and, if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the building.

30.      WAIVER OF JURY TRIAL

         To the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this lease or the premises.

31.      PARAGRAPH HEADINGS

         The paragraph headings in this Lease are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.


32.      APPLICABILITY TO HEIRS AND ASSIGNS

         The provision of this lease shall apply to, bind, and inure to the benefit of Landlord and Tenant, and their respective heirs, successors, legal representatives, and assigns. It is understood that the term "Landlord" as used in this Lease means only the owner, a mortgagee in possession, or a term Tenant of the building, so that in the event of any sale of the building or of any lease thereof, or if a mortgagee shall take possession of the premises, the Landlord named herein shall be and hereby is entirely freed of relief and all covenants and obligation of Landlord hereunder occurring thereafter, and it shall be deemed without further agreement that the purchaser, the term Tenant of the building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of the Landlord hereunder.

33.      FIRST RIGHT TO LEASE

         Provided Tenant is not in default of any of its lease obligations, Tenant shall have the Right to Lease the remaining balance of space on the first floor of 46 Prince Street, Rochester, New York 14607. At the time the Landlord enters into serious conversation with regards to leasing said approximately 3,741 square feet or any portion thereof, on the first floor, it must provide Tenant with written notice that said space is being considered for lease by a third party. Tenant has five (5) business days to inform Landlord, in writing, of its intention to either expand into said space or reject leasing the additional space at that time. Should Tenant elect to lease the additional space it must agree to extend the remaining Term of its lease so that at least three
(3) years remain at the time of Tenants occupancy of the additional space with the exception of the initial two years of the lease term. The three year minimum extension period shall apply to the entire amount of space Tenant leases at the time of the expansion. Landlord agrees to repaint and shampoo carpet within the expansion space. The Base Rent for the expansion space shall be equal to the Tenant's then-current Base Rent Per Square Foot Rate.

34. Landlord shall recarpet the main stairwell within the building prior to June 1, 1995 notwithstanding any delays caused by actions or lack of actions beyond Landlord's control.

         IN WITNESS WHEREOF, the parties hereto have duly executed in this Lease the 22nd day of February, l995.

LANDLORD:                                                     TENANT:

CONIFER PRINCE ST. ASSOCIATES               DSMI CORPORATION


BY:/s/ Richard C. Crossed                   BY:      /s/ Donalrd A. Carlberg
         Richard C. Crossed                          Donald A. Carlberg, CEO

TITLE President                             TITLE Agent for Corporation in
 formation and without individual liability

-------------------------------------------------------------------

                      RULES AND REGULATIONS
-------------------------------------------------------------------

1.       OBSTRUCTION OF PASSAGEWAYS

         The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and public parts of the building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress.

2.       PROJECTIONS FROM BUILDING

         No awning, air conditioning units, or other fixtures shall be attached to the outside walls or the windowsills of the building, or otherwise affixed so as to project from the building, without the prior written consent of Landlord.

3.       SIGNS

         No sign or lettering shall be affixed by Tenant to any part of the inside of the premises so as to be clearly visible from the outside of the premises without the prior written consent of Landlord. However, Tenant shall have the right to place its name on any door leading into the premises; the size, color, and style thereof is to be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall place Tenant's name on the directory in the lobby of the building. Tenant shall not have the right to have additional names placed on the directory without Landlord's prior written consent; however, such consent shall not be unreasonably withheld.

4.       WINDOWS

         Windows in the premises shall not be obstructed by Tenant. No bottles, parcels,or other articles shall be placed on the windowsills, in the halls, or in any other part of the building other than the leased premises. No article shall be thrown out of the doors or windows of the premises. All window treatments must be white or beige to the exterior and shall be subject to Landlord's approval.

5.       FLOOR COVERING

         Tenant shall not lay linoleum or other similar floor covering so that the same shall come in direct contract with the floor of the premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt first shall be fixed to the floor by a paste or other material that may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.


6.       INTERFERENCE WITH OCCUPANTS OR BUILDING

         Tenant shall not make, or permit to be made, any unseemly or disturbing noises and shall not interfere with other tenants or those having business with them.

7.       LOCKS: KEYS

         No additional locks or bolts of any kind shall be placed on any of the doors or windows by Tenant. Tenant shall, on termination of its tenancy, deliver to Landlord all keys to any space within the building; either furnished to or otherwise procured by Tenant, and in the event of the loss of any keys furnished, Tenant shall pay to Landlord the cost thereof.

8.       MOVEMENT OF FURNITURE, FREIGHT, OR BULKY MATTER

         The carrying in or out of freight, furniture, or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine and only after advance notice to the superintendent of the building. The person employed by Tenant for such work must be reasonably acceptable to Landlord. Tenant may, subject to such provisions, move freight, furniture, bulky matter, and other material into or out of the premises on Saturdays between the hours of eight (8) a.m. and six (6) p.m., provided Tenant pays additional costs, if any, incurred by Landlord for elevator operators or security guards, and for other expenses occasioned by such activity by Tenant.

9.       SAFES AND OTHER HEAVY EQUIPMENT

         Landlord reserves the right to prescribe the weight and position of all safe and other heavy equipment so as to distribute properly the weight thereof and to present any unsafe condition from arising. Business machines and other equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent unreasonable vibrations, noise and annoyance.

10.      ADVERTISING

         No advertising, publication, sign or other form of communication by the Tenant shall utilize the name of the University of Rochester or the Memorial Art Gallery, or make reference to any art exhibit, shows, exhibitions or other activities conducted by the University of Rochester or the Memorial Art Gallery, for the purpose of identifying the location of the premises or for the purpose of promoting or selling goods, products or services offered by the Tenant.

                                   SCHEDULE A

                                    BASE RENT

              TERM                            ANNUAL                    MONTHLY
         3/1/95-2/28/96                     $44,662.50                 $3,721.88
         3/1/96-2/28/97                     $46,449.00                 $3,870.75


                                                    COMMON AREA MAINTENANCE

                                                       ADDITIONAL RENT

                                                          UTILITIES



         Total Square Footage of building             30,375

         Square Footage Covered by Lease               3,573

         Tenant's Share Electric                       11.76%


                                                        ADDITIONAL RENT


Heating and Air Conditioning

The heat pump units serving the leased premises shall be individually gauged and the monthly charges shall be calculated as set forth on the attached and further explained as follows:

l. The heat pump units serving the leased premises shall be identified by model number.

2. The actual heat pump operating  hours will be recorded for each month (column
3) and multiplied by the energy use factor (column 4) applicable to the heat pump model to establish the total energy units (column 5)

3. The total energy units for all heat pumps is then added to the total auxiliary usage to establish the grand total usage and energy cost (total KWH) for the building.

4. The grand total usage and energy cost is multiplied by the utility company's rate per KWH to establish the total cost for kilowatt hours.

5. The total KWH are divided by the total heat pump usage and charges to establish the heat pump hourly rate (column 6).

6. The monthly tenant charge is the heat pump hourly rate multiplied by the total energy units (column 5).

7. Tenant will also pay 11.76% of general usage/common area electric.


                                 ADDITIONAL RENT

                      Real Estate and Insurance Escalation


In addition to the rents set forth in the Lease, and heretofore in this Schedule, with 1995 as the base year, Tenant shall pay 11.76% of the increase in real estate taxes and other government levies in lieu of taxes (payable in October of the following year), and 11.76% of the increase in property and liability insurance premiums (payable in February of the following year).

                                   SCHEDULE B

                          SERVICES PROVIDED BY LANDLORD



1.       Housekeeping of the common area.

2. Building, landscape and elevator maintenance.

3. Snow removal and the removal of trash from a common receptacle.

4. Automatic operatorless passenger elevator.

5. Common lavatory facilities, including supplies.

6. Parking for 10 cars.

                                   SCHEDULE C

                        USE AND OCCUPANCY OF LEASED-SPACE



                            Professional Office Space